                                                                EXHIBIT 10.20(c)


                   SECOND AMENDMENT TO LOAN PURCHASE AGREEMENT


     This SECOND AMENDMENT TO LOAN PURCHASE AGREEMENT (this "AMENDMENT") is dated as of March 21, 1996 and is entered into by and among CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER TWO), INC., a Delaware corporation, as seller (the "SELLER"), OXFORD RESOURCES CORP., a New York corporation ("OXFORD"), as servicer, THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as custodian and standby servicer, CLIPPER RECEIVABLES CORPORATION, a Delaware corporation, as purchaser (the "PURCHASER"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("STATE STREET CAPITAL"), as administrator for the Purchaser (the "ADMINISTRATOR"), and STATE STREET BANK AND TRUST COMPANY, a bank organized under the laws of the Commonwealth of Massachusetts ("STATE STREET BANK"), as relationship bank for the Purchaser.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into a certain Loan Purchase Agreement, dated as of March 31, 1995 and amended as of December 14, 1995 (the "LOAN PURCHASE AGREEMENT"), pursuant to which the Seller agreed to sell to the Purchaser certain receivables and related assets; and

     WHEREAS, the parties desire to amend the Loan Purchase Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Loan Purchase Agreement as amended hereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. TERMS. All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Purchase Agreement.

2. AMENDMENTS TO LOAN PURCHASE AGREEMENT. Effective as of the date the conditions set forth in SECTION 4 hereof are met, the Loan Purchase Agreement is hereby amended as follows:

     2.1 AMENDMENTS TO DEFINITIONS. (a) The definition of "Target Purchaser's Tranche Investment" as set forth in Section 1.1 of the Loan Purchase Agreement is hereby amended in its entirety to read as follows:

          "TARGET PURCHASER'S TRANCHE INVESTMENT" means for any Distribution Date and with respect to any Loan Tranche, an amount equal to (i) 90% (in the case of any Loan Tranche purchased before December 31, 1995) and (ii) 89% (in the case of any Loan Tranche purchased on or after December 31, 1995) of the Loan Tranche Balance with respect to such Loan Tranche, calculated on the most recent Determination Date as of the end of the related Collection Period.

          (b) The definition of "Required Cash Collateral Amount" as set forth in Section 1.1 of the Loan Purchase Agreement is hereby amended in its entirety to read as follows:

          "REQUIRED CASH COLLATERAL AMOUNT" means, for any Distribution Date, an amount equal to the greatest of (x) two percent of the aggregate Principal Balance of Receivables, calculated on the most recent Determination Date as of the end of the related Collection Period, (y) in the case of any Loan Tranche purchased before December 31, 1995, 0.375%, and in the case of any Loan Tranche purchased on or after December 31, 1995, 1.25%, of the aggregate Principal Balance, as of the applicable Cut-Off Dates, of all Receivables purchased hereunder on or prior to such Distribution Date, and (z) on the occurrence and during the continuance of an Event of Default, the Required Cash Collateral Amount in affect immediately before the occurrence of such Event of Default; PROVIDED, HOWEVER, that the Required Cash Collateral Amount shall not exceed the sum of the Purchaser's Investment, accrued and unpaid Earned Discount and accrued and unpaid Servicing Fee.

     2.2  AMENDMENTS TO SECTION 2.6.    Clause (xxvii) of Section 2.6 of the
     Loan Purchase Agreement is hereby amended by deleting the figure "15%" contained in subclause (E) thereof and inserting in its place the figure "25%".

     2.3 AMENDMENTS TO SECTION 4.6(c). Section 4.6(c) of the Loan Purchase Agreement is hereby amended by inserting after the words "ten percent" in clause THIRD thereof the following words: "(in the case of any Loan Tranche purchased before December 31, 1995) and eleven percent (in the case of any Loan Tranche purchased on or after December 31, 1995)".

     2.4 AMENDMENTS TO SECTION 6.2. Section 6.2 of the Loan Purchase Agreement is hereby amended (a) by deleting the figure "$125,000,000" in clause (c) thereof and inserting in its place the figure "$250,000,000" and (b) by deleting clause (e) thereof and substituting therefor and words "(e) [intentionally omitted];".


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3. REPRESENTATIONS AND WARRANTIES. The Seller and Oxford each represents and warrants that the representations and warranties of such party contained in Sections 7.1 and 8.1 of the Loan Purchase Agreement are correct in all material respects on and as of the effective date hereof as though made on and as of the date hereof and the Seller and Oxford hereby reaffirm such representations and warranties.

4. CONDITIONS PRECEDENT. The enforceability of this Amendment shall be subject to the satisfaction of the following conditions precedent:

     4.1 THIS AMENDMENT. The Administrator shall have received an original counterpart (or counterparts) of this Amendment executed and delivered by a duly authorized officer of each of the Seller, Oxford, BONY, the Purchaser, the Administrator and State Street Bank, or other evidence satisfactory to the Administrator of the execution and delivery of this Amendment by such parties.

     4.2 AMENDMENT TO CONTRIBUTION AGREEMENT. The Administrator shall have received an original counterpart of the Second Amendment to Contribution Agreement (in the form attached hereto as ATTACHMENT A) executed and delivered by a duly authorized officer of each of the parties thereto.

     4.3 ACKNOWLEDGMENT AND CONSENT. The Administrator shall have received the written acknowledgment of and consent to this Amendment from each of the Liquidity Banks.

     4.4 CREDIT BANK APPROVAL. The Administrator shall have received written approval of this Amendment from State Street Bank and Trust Company, as Credit Bank under the Credit Agreement.

     4.5 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in SECTION 3 above shall be true and correct in all material respects (and Seller and Oxford, as applicable, in the absence of notice to the Administrator to the contrary, shall be deemed to so certify).

     4.6 CONFIRMATION OF RATING. Each of Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. shall have confirmed in writing the rating of the Commercial Paper Notes.

     4.7 OTHER DOCUMENTS. The Administrator shall have received such opinions of counsel to Seller Parties, such certificates of officers of Seller Parties and other documents as it may reasonably request.


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5. CONSENT TO CONTRIBUTION AGREEMENT AMENDMENT. The Purchaser and the Administrator, by their signatures hereto, hereby acknowledge and consent to the Second Amendment to Contribution Agreement in the form attached hereto as ATTACHMENT A.

6.   MISCELLANEOUS.

     6.1 EFFECTIVENESS OF THE LOAN PURCHASE AGREEMENT. The Loan Purchase Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects, and shall remain in full force and effect.

     6.2 GOVERNING LAW. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to principles of conflicts of law.

     6.3 REFERENCE TO AND EFFECT ON LOAN PURCHASE AGREEMENT. Upon the effectiveness of this Amendment in accordance with SECTION 4 hereof,
     (i) this Amendment shall be part of the Loan Purchase Agreement, (ii) each reference in the Loan Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Purchase Agreement, as amended by this Amendment, and
     (iii) each reference to the Loan Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Purchase Agreement shall mean and be a reference to the Loan Purchase Agreement, as amended by this Amendment.

     6.4 HEADINGS. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     6.5 COUNTERPARTS; EXPENSES. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original and all of which when taken
     together shall constitute one and the same agreement.   Oxford hereby
     agrees to pay, or reimburse the parties hereto, upon demand, for any and all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the parties hereto in connection with this Amendment.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   CENTREX CAPITAL AUTOMOBILE

                                   ASSETS (NUMBER TWO), INC.,
                                      as Seller


                                   By:/s/ Robert Kay
                                      ---------------------------
                                   Name:  Robert Kay
                                   Title:  Vice President

                                   270 South Service Road
                                   Melville, New York 11747
                                   Facsimile:  (516) 777-8440
                                   Attention:  President



                                   OXFORD RESOURCES CORP.,
                                      as Servicer


                                   By:/s/ Peter I. Cavallaro
                                      ---------------------------
                                   Name:  Peter I. Cavallaro
                                   Title:  Senior Vice President

                                   270 South Service Road
                                   Melville, New York 11747
                                   Facsimile:  (516) 777-8440
                                   Attention:  President



                                   THE BANK OF NEW YORK,

                                      as Custodian and Standby
                                      Servicer


                                   By:/s/ Patricia M.F. Russo
                                      ---------------------------
                                   Name: Patricia M.F. Russo

                                   101 Barclay Street
                                   New York, New York 10286
                                   Facsimile:  (212) 815-5999
                                   Attention:  Patricia M.F. Russo

                                   CLIPPER RECEIVABLES CORPORATION,
                                      as Purchaser


                                   By:/s/ Frederick M. Ramos II
                                      ---------------------------
                                   Name: Frederick M. Ramos II
                                   Title: Vice President

                                   P.O. Box 4024
                                   Boston, Massachusetts 02101
                                   Facsimile: (617) 951-7050
                                   Attention:  R. Douglas Donaldson



                                   STATE STREET BOSTON CAPITAL
                                      CORPORATION, as Administrator


                                   By:/s/ S. Sean Chen
                                      ---------------------------
                                   Name:  S. Sean Chen
                                   Title:  Vice President

                                   225 Franklin Street
                                   Boston, Massachusetts 02110
                                   Facsimile:  (617) 350-4020
                                   Attention:  Clipper Department



                                   STATE STREET BANK AND TRUST
                                      COMPANY, as Relationship Bank


                                   By:/s/ Frederick M. Ramos II
                                      ---------------------------
                                   Name:  Frederick M. Ramos II
                                   Title:  Vice President


                                   225 Franklin Street
                                   Boston, Massachusetts 02110
                                   Facsimile:  (617) 695-9232
                                   Attention:  Clipper Department